UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.400% Cum Pref Share, Series B, $0.01 par value	PSAPrB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.125% Cum Pref Share, Series C, $0.01 par value	PSAPrC	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.950% Cum Pref Share, Series D, $0.01 par value	PSAPrD	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.900% Cum Pref Share, Series E, $0.01 par value	PSAPrE	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Underwriting Agreement

On January 14, 2021, Public Storage (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named therein (the “Underwriters”), for the sale of $500 million aggregate principal amount of 0.875% Senior Notes due 2026 (the “Notes”). On January 19, 2021, the Company completed the offering of the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File No. 333-231510) filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 15, 2019. A prospectus supplement, dated January 14, 2021, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriters have performed investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business.

The lenders under the Company’s revolving credit facility include, among other financial institutions from time to time as lenders party thereto, Bank of America, N.A., an affiliate of BofA Securities, Inc.; JP Morgan Chase Bank N.A., an affiliate of J.P. Morgan Securities LLC; and Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC. Wells Fargo Bank, National Association is agent of the facility and also a lender under the revolving credit facility. Wells Fargo Bank, National Association is also the trustee under the indenture that governs the Company’s outstanding senior notes and that will govern the Notes.

Supplemental Indenture

The Notes have been issued pursuant to an Indenture, dated as of September 18, 2017 (the “Base Indenture”), between the Company, as issuer, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of January 19, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes bear interest at a rate of 0.875% per annum. Interest on the Notes is payable semi-annually on February 15 and August 15 of each year, commencing August 15, 2021. The Notes will mature on February 15, 2026. The Notes are the Company’s direct, unsecured and unsubordinated obligations and will rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness.

The Company may redeem the Notes at any time in whole, or from time to time in part, at the applicable make-whole redemption price specified in the Indenture. If the Notes are redeemed on or after January 15, 2026 (one month prior to the applicable maturity date), the redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of the Company, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture requires the Company to maintain total unencumbered assets of at least 125% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description is a summary of the terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the form of Notes), copies of which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of January 14, 2021, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named therein.

4.1	Indenture, dated as of September 18, 2017, between Public Storage and Wells Fargo Bank, National Association, as trustee. Filed with Public Storage’s Current Report on Form 8-K dated September 18, 2017 and incorporated by reference herein.

4.2	Fourth Supplemental Indenture, dated as of January 19, 2021, between Public Storage and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Global Note representing the Notes (included in Exhibit 4.2).

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Date: January 19, 2021		Senior Vice President, Chief Legal Officer & Corporate Secretary